EXHIBIT 10.4

EIGHTH LOAN MODIFICATION AGREEMENT

This Eighth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of January 30, 2015 (the “Eighth Loan Modification Effective Date”), by and among (i) SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, California 94304 (“Bank”), and (ii) REAL GOODS ENERGY TECH, INC., a Colorado corporation (“Real Goods Energy”), REAL GOODS TRADING CORPORATION, a California corporation (“Real Goods Trading”), ALTERIS RENEWABLES, INC., a Delaware corporation (“Alteris”) and REAL GOODS SYNDICATED, INC., a Delaware corporation (“Syndicated”), MERCURY ENERGY, INC., a Delaware corporation (“Mercury”), REAL GOODS SOLAR, INC. – MERCURY SOLAR, a New York corporation (“Mercury Solar”), ELEMENTAL ENERGY, LLC, a Hawaii limited liability company (“Elemental”), and SUNETRIC MANAGEMENT LLC, a Delaware limited liability company (“Sunetric”, and together with Real Goods Energy, Real Goods Trading, Alteris, Syndicated, Mercury, Mercury Solar and Elemental, individually and collectively, jointly and severally, the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 19, 2011, evidenced by, among other documents, a certain Loan and Security Agreement, dated as of December 19, 2011, as amended by a certain First Loan Modification Agreement, dated as of August 28, 2012, as further amended by a certain Second Loan Modification and Reinstatement Agreement, dated as of November 13, 2012 as further amended by a certain Third Loan Modification Agreement, dated as of March 27, 2013, as further amended by a certain Joinder and Fourth Loan Modification Agreement, dated as of September 26, 2013, as further amended by a certain Fifth Loan Modification Agreement, dated as of November 5, 2013, as further amended by a certain Joinder and Sixth Loan Modification Agreement, dated as of June 6, 2014 and as further amended by a certain Seventh Loan Modification and Waiver Agreement, dated as of November 19, 2014(as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by (i) the Collateral as described in the Loan Agreement, (ii) that certain Security Agreement, dated as of December 19, 2011, between the Secured Guarantor and Bank (as amended, the “Security Agreement”), and (ii) the “Intellectual Property Collateral”, as such term is defined in each certain IP Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Loan Agreement, together with all other documents executed in connection therewith evidencing, securing or otherwise relating to the Obligations shall be referred to as the “Existing Loan Documents”.

3.	DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following definitions from Section 13.1 thereof:

“Revolving Line Maturity Date” is January 31, 2015.

and inserting in lieu thereof the following:

“Revolving Line Maturity Date” is March 17, 2015.

4. CONDITIONS PRECEDENT. Borrower hereby agrees that the following documents shall be delivered to the Bank prior to or concurrently with the execution of this Loan Modification Agreement, each in form and substance satisfactory to the Bank (collectively, the “Conditions Precedent”):

A.

copies, certified by a duly authorized officer of Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of Borrower authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and Borrower’s performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of Borrower (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

B.	executed copies of the Eighth Loan Modification Agreement and the Bank Invoice; and

C.	such other documents as Bank may reasonably request.

5. FEES. Borrower shall pay to Bank a non-refundable modification fee equal to Eight Thousand One Hundred Twenty Five Dollars ($8,125.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

6. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate, no Collateral with a value greater than Ten Thousand Dollars ($10,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Ten Thousand Dollars ($10,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates previously delivered to the Bank (in each case as supplemented through the Seventh Loan Modification Effective Date), and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificates, as supplemented, remain true and correct in all material respects as of the date hereof.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement and each other Loan Document (including, without limitation, each Borrower’s and each Guarantor’s Operating Documents previously delivered to Bank (unless re-delivered to Bank in connection with this Loan Modification Agreement)), and of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modify the Existing Loan Documents pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[Signature page follows.]

This Loan Modification Agreement is executed as of the date first written above.

REAL GOODS ENERGY TECH, INC.		REAL GOODS SYNDICATED, INC.

By:	/s/ Dennis Lacey	By:	/s/ Dennis Lacey
Name:	Dennis Lacey	Name:	Dennis Lacey
Title:	Chief Executive Officer	Title:	Chief Executive Officer

REAL GOODS ENERGY TRADING		ALTERIS RENEWABLES, INC.
CORPORATION

By:	/s/ Dennis Lacey	By:	/s/ Dennis Lacey
Name:	Dennis Lacey	Name:	Dennis Lacey
Title:	Chief Executive Officer	Title:	Chief Executive Officer

MERCURY ENERGY, INC.		ELEMENTAL ENERGY, LLC

By:	/s/ Dennis Lacey	By:	/s/ Dennis Lacey
Name:	Dennis Lacey	Name:	Dennis Lacey
Title:	Chief Executive Officer	Title:	Chief Executive Officer

REAL GOODS SOLAR, INC.—MERCURY SOLAR		SUNETRIC MANAGEMENT LLC

By:	/s/ Dennis Lacey	By:	/s/ Dennis Lacey
Name:	Dennis Lacey	Name:	Dennis Lacey
Title:	Chief Executive Officer	Title:	Chief Executive Officer

BANK:

SILICON VALLEY BANK

By:	/s/ Ben Fargo
Name:	Ben Fargo
Title:	Vice President

Acknowledgment and Agreement:

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Second Amended and Restated Unconditional Guaranty and a certain Second Amended and Restated Security Agreement, each dated as of June 6, 2014, and each document executed in connection therewith, and acknowledges, confirms and agrees that the Second Amended and Restated Unconditional Guaranty, Second Amended and Restated Security Agreement and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

REAL GOODS SOLAR, INC.

By:	/s/ Dennis Lacey
Name:	Dennis Lacey
Title:	Chief Executive Officer

4